Exhibit 99.1

HALOZYME THERAPEUTICS, INC.
SUPPLEMENT TO PROXY STATEMENT DATED MARCH 22, 2018
for the
Annual Meeting of Stockholders
To Be Held on May 2, 2018
To the Stockholders of
HALOZYME THERAPEUTICS, INC.:
Purpose of Supplement

Halozyme Therapeutics, Inc. (the “Company”) is furnishing this supplement to its proxy statement in connection with the Company’s Annual Meeting of Stockholders to be held on May 2, 2018, to provide additional information concerning Proposal 4 of the Company’s definitive proxy statement dated March 22, 2018, filed with the Securities and Exchange Commission, as previously supplemented (the “Proxy Statement”).
In Proposal 4 of the Proxy Statement, the Company was seeking stockholder approval of amendments to its 2011 Stock Plan (the “2011 Plan”) to: (i) add 8,700,000 shares to the share reserve, (ii) revise the limit on Full Value Awards that may be issued under the 2011 Plan, and (iii) prohibit paying or accruing dividends and dividend equivalents on all unvested stock options and stock appreciation rights and paying dividends on all other unvested stock awards. As described in greater detail below, the Company is supplementing the information included in Proposal 4 of the Proxy Statement to reduce the requested number of additional shares to be added to the share reserve from 8,700,000 shares to 8,200,000 shares.
Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully and in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement. This supplement is first being distributed to shareholders on or about April 6, 2018.
Only shareholders of record as of the close of business on March 8, 2018, are entitled to receive notice of and to vote at the annual meeting.
If you have already returned your proxy card or voted over the Internet or by telephone, you do not need to vote again unless you wish to change your vote. If you have not yet voted, please do so as soon as possible. If you have already returned your proxy card or voted over the Internet or by telephone and wish to change your vote, you may do so by following the instructions below under “Additional Information - Voting; Proxies; Right to Revoke.” You may vote on the proposals by submitting a proxy card or submitting a proxy via the Internet or by telephone by following the procedures previously sent to you. Votes already cast will remain valid and will be voted at the Annual Meeting unless changed or revoked.
Important Notice Regarding the Availability of Proxy Materials for
The Stockholder Meeting to Be Held on May 2, 2018:
The Proxy Statement and this Supplement, as well as the 2017 Annual Report to Stockholders and the means to vote by Internet, are available at
www.proxyvote.com

Supplement to Proposal 4 of Proxy Statement
Additional Information regarding Proposal 4
The following information supplements the Company’s request under Proposal 4 to approve an amendment to the 2011 Plan to add 8,700,000 shares to the share reserve under the 2011 Plan.
Subject to shareholder approval, in February 2018, our Board of Directors adopted amendments to our 2011 Plan to (i) increase the number of shares of common stock reserved for issuance pursuant to awards granted under the 2011 Plan by 8,700,000 shares to an aggregate of 34,700,000 shares, subject to adjustments permitted under the 2011 Plan, (ii) revise the limit on Full Value Awards that may be issued under the 2011 Plan, and (iii) prohibit paying or accruing dividends and dividend equivalents on all unvested stock options and stock appreciation rights and paying dividends on all other unvested stock awards. The Proxy Statement discusses those proposed amendments to the 2011 Plan and provides a copy of the 2011 Plan, as proposed to be amended.
After making the Proxy Statement available to stockholders, we were informed by Institutional Shareholder Services (“ISS”) that the proposal to approve amendments to the 2011 Plan received an unfavorable recommendation as determined by ISS. On April 6, 2018, after consideration of the ISS recommendation, the Company announced that its Board of Directors has approved an amendment to the 2011 Plan, to reduce the proposed increase in the number of shares reserved for issuance pursuant to grants awarded under the 2011 Plan from 8,700,000 to 8,200,000, which will result in a total of 34,200,000 shares of common stock being reserved for issuance under the 2011 Plan, but with no other changes to the amendment to the 2011 Plan as described in the Proxy Statement. The proposed 8,200,000 share increase will reduce the potential dilutive impact of the 2011 Plan on other stockholders as compared to the originally proposed 8,700,000 share increase.
The foregoing is a summary description of the recent amendment to the 2011 Plan and is qualified in its entirety by reference to the full text of the 2011 Plan, as proposed to be amended, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 6, 2018 and is incorporated by reference herein. A copy of this supplement to the Proxy Statement was filed as Exhibit 99.1 to such Form 8-K.
Board Recommendation and Vote Required
As our Board of Directors continues to believe that the number of shares currently available for issuance under the 2011 Plan is not sufficient in view of our compensation structure and strategy and that the availability of the additional shares sought in Proposal 4, as amended, will ensure that we continue to have a sufficient number of shares of common stock authorized for issuance under the 2011 Plan, the Board recommends a vote in favor of this proposal.
The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the approval of Proposal 4. The Board of Directors continues to recommend that you vote FOR the approval of Proposal No. 4.
Additional Information - Voting; Proxies; Right to Revoke
If you have already returned your proxy card or voted over the Internet or by telephone, you do not need to vote again unless you wish to change your vote. Your vote will be tabulated as you instructed. If you have not yet voted, please do so as soon as possible by following the instructions set forth in the Proxy Statement. If you have already returned your proxy card or already voted over the Internet or by telephone and wish to change your vote in view of the supplemental information contained herein, you may do so by following the instructions below. You may vote on all the proposals by submitting a proxy card or submitting a proxy via the Internet or by telephone by following the procedures previously sent to you. Votes already cast by stockholders will remain valid and will be voted at the Annual Meeting unless changed or revoked.
Revoking a Prior Vote
As described in the Proxy Statement, any stockholder executing a proxy has the power to revoke it at any time prior to the voting thereof at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described in the Proxy Statement (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our Corporate Secretary at the address below, prior to your shares being voted, (iii) voting again via the telephone or Internet, or (iv) attending the Annual Meeting and voting in person. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AS SOON AS POSSIBLE BY PROXY, EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE VOTING INSTRUCTIONS PREVIOUSLY SENT TO YOU. IF YOU VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENVELOPE PREVIOUSLY SENT TO YOU AS SOON AS POSSIBLE.
Additional Information and Where to Find It
This material may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the Annual Meeting. On March 22, 2018, the Company filed the Proxy Statement and definitive form of proxy card with the SEC in connection with its solicitation of proxies from the Company’s stockholders relating to the Annual Meeting. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE PROXY CARD AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC, INCLUDING THIS SUPPLEMENT, CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders can obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Investors section of our corporate website at www.halozyme.com/investors/sec-filings/default.aspx?LanguageId=1 or by writing to the Company’s Secretary at Halozyme Therapeutics, Inc., 11388 Sorrento Valley Road, San Diego, California 92121.